EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Greg L. Armock
Greg L. Armock

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Keith Brophy
Keith Brophy

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes and Adom J. Greenland, or either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Michael J. Burke, Jr.
Michael J. Burke, Jr.

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Harold J. Burns
Harold J. Burns

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Eric E. Burrough
Eric E. Burrough

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Curt E. Coulter
Curt E. Coulter

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Bruce John Essex, Jr.
Bruce John Essex, Jr.

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Gregory A. McConnell
Gregory A. McConnell

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Bradley F. McGinnis
Bradley F. McGinnis

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Roxanne M. Page
Roxanne M. Page

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Michelle M. Wendling
Michelle M. Wendling

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Michael J. Burke, Jr. and Adom J. Greenland, or either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Kelly J. Potes
Kelly J. Potes

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes and Michael J. Burke, Jr., or either of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Adom J. Greenland
Adom J. Greenland

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Steven T. Krause
Steven T. Krause

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Randy D. Hicks, M.D.
Randy D. Hicks, M.D.

EXHIBIT 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint Kelly J. Potes, Michael J. Burke, Jr., and Adom J. Greenland, or any of them, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-3 Registration Statement of ChoiceOne Financial Services, Inc. relating to shares of common stock, preferred stock, debt securities, depositary shares and warrants, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated:	May 20, 2026	/s/ Brian P. Petty
Brian P. Petty